Summary of Significant Accounting Policies - Schedule A reconciliation of the Company's cash and cash equivalents in the Consolidated Balance Sheets to total cash, cash equivalents and restricted cash in the Consolidated Statements of Cash Flows (Detail) - Planet Labs Inc [Member] - USD ($)
$ in Thousands
	Oct. 31, 2021	Jan. 31, 2021	Jan. 31, 2020
Cash and cash equivalents	$ 58,989	$ 71,183	$ 21,678
Restricted cash, current	309	375	1,576
Restricted cash, non-current	5,749	4,982	4,485
Total cash, cash equivalents and restricted cash	$ 65,047	$ 76,540	$ 27,739